EX-99.(j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Goldman Sachs Trust of our reports dated October 27, 2025, relating to the financial statements and financial highlights of each of the funds listed in Appendix A (collectively, the “Funds”), which appear in the Funds’ Annual Reports on Form N-CSR for the period ended August 31, 2025. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

Boston, Massachusetts

December 18, 2025

www.pwc.com	PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210 +1 (617) 530 5000

Appendix A

Fund Book	Fund	Period
Global Managed Beta Fund	Goldman Sachs Global Managed Beta Fund	September 1, 2024 - August 31, 2025

Strategic Factor Funds	Goldman Sachs Strategic Factor Allocation Fund	September 1, 2024 - August 31, 2025

Strategic Factor Funds	Goldman Sachs Strategic Volatility Premium Fund	September 1, 2024 - August 31, 2025

Tactical Tilt Overlay Fund	Goldman Sachs Tactical Tilt Overlay Fund	September 1, 2024 - August 31, 2025

Fundamental Equity Blend and Growth Funds (formerly Fundamental Equity Growth Funds)	Goldman Sachs Large Cap Equity Fund	September 1, 2024 - August 31, 2025

Fundamental Equity Blend and Growth Funds (formerly Fundamental Equity Growth Funds)	Goldman Sachs Mid Cap Growth Fund	September 1, 2024 - August 31, 2025

Fundamental Equity Blend and Growth Funds (formerly Fundamental Equity Growth Funds)	Goldman Sachs Small Cap Growth Fund	September 1, 2024 - August 31, 2025

Fundamental Equity Blend and Growth Funds (formerly Fundamental Equity Growth Funds)	Goldman Sachs Small/Mid Cap Growth Fund	September 1, 2024 - August 31, 2025

Fundamental Equity Value Funds	Goldman Sachs Equity Income Fund	September 1, 2024 - August 31, 2025

Fundamental Equity Value Funds	Goldman Sachs Large Cap Value Fund	September 1, 2024 - August 31, 2025

Fundamental Equity Value Funds	Goldman Sachs Mid Cap Value Fund	September 1, 2024 - August 31, 2025

Fundamental Equity Value Funds	Goldman Sachs Small Cap Value Fund	September 1, 2024 - August 31, 2025

Fundamental Equity Value Funds	Goldman Sachs Small/Mid Cap Equity Fund	September 1, 2024 - August 31, 2025

Global-Tax Aware Equity Portfolios	Goldman Sachs Enhanced Dividend Global Equity Portfolio	September 1, 2024 - August 31, 2025

Global-Tax Aware Equity Portfolios	Goldman Sachs Tax-Advantaged Global Equity Portfolio	September 1, 2024 - August 31, 2025

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